Exhibit 99.1

OCULUS VISIONTECH INC.

CODE OF BUSINESS CONDUCT AND ETHICS

(Adopted by the Board of Directors on June 30th, 2021)

INTRODUCTION

Oculus VisionTech Inc. (the “Company”) is committed to the highest standards of legal and ethical business conduct. This Code of Business Conduct and Ethics (the “Code”) summarizes the legal, ethical and regulatory standards that the Company must follow and is a reminder to our directors, officers and employees, of the seriousness of that commitment. Compliance with this Code and high standards of business conduct is mandatory for every director, officer and employee of the Company.

Our business is becoming increasingly complex, both in terms of the geographies in which we function and the laws with which we must comply. To help our directors, officers and employees understand what is expected of them and to carry out their responsibilities, we have created this Code. Additionally, we have appointed the Company’s Chief Financial Officer to serve as the Company Ethics Officer to ensure adherence to the Code.

This Code is not intended to be a comprehensive guide to all of our policies or to all your responsibilities under law or regulation. It provides general parameters to help you resolve the ethical and legal issues you encounter in conducting our business. Think of this Code as a guideline, or a minimum requirement, that must always be followed. If you have any questions about anything in the Code or appropriate actions in light of the Code, you may contact the Company Ethics Officer or the Chair of the Audit Committee.

We expect each of our directors, officers and employees to read and become familiar with the ethical standards described in this Code and to affirm your agreement to adhere to these standards by signing the Compliance Certificate that appears at the end of this Code. Violations of the law, our corporate policies, or this Code may lead to disciplinary action, including dismissal.

OUR CODE OF BUSINESS CONDUCT AND ETHICS

I.	We Insist on Honest and Ethical Conduct by All of Our Directors, Officers, Employees and Other Representatives

We place the highest value on the integrity of our directors, our officers and our employees and demand this level of integrity in all our dealings. We insist on not only ethical dealings with others, but on the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

Fair Dealing

Directors, officers and employees are required to deal honestly and fairly with our business partners, competitors and other third parties. In our dealings with these parties, we:

●	limit marketing and entertainment expenditures to those that are necessary, prudent, job-related and consistent with our policies;

●	require clear and precise communication in our contracts, our advertising, our literature, and our other public statements and seek to eliminate misstatement of fact or misleading impressions;

●	protect all proprietary data provided to us by third parties as reflected in our agreements with them;

●	prohibit any dishonest or fraudulent act either internally or externally, including but not limited to:

misappropriation of funds, securities, supplies, or other assets;

impropriety in the handling or reporting of money or financial transactions;

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prohibit our representatives from otherwise taking unfair advantage of our business partners or other third parties, through inaccurate billing, manipulation, concealment, abuse of privileged information or any other unfair-dealing practice.

Bribery, Gifts, and Anti-Corruption

We prohibit all forms of bribery, including commercial bribery. As a general rule, “anything of value” offered, promised or given to a recipient, directly or indirectly, in order to induce or reward the improper performance of a function or an activity, can be considered a bribe. Bribes come in many forms and activity may be construed as such anytime there is the giving or receiving of an undue reward to influence another party’s behaviour. Some specific examples of undue rewards that can constitute a bribe include cash, gifts, business opportunities or contracts, travel, entertainment, and other expenses.

Bribery includes directly or indirectly making a payment or giving a reward, advantage, kickback or benefit or anything of value to a foreign government official or to a government official of one’s own country to obtain or retain business or any other improper advantage or for any improper or corrupt purpose, whether for the benefit of Oculus VisionTech Inc. or the director, officer, or employee. This includes directly or indirectly making a payment to a person knowing, or being reasonably expected to know, that the person will forward it, or have it forwarded, to a foreign or domestic government official.

Commercial bribery means paying or offering to pay a secret bribe or commission to or conferring a secret benefit on an employee, representative or agent of any third party, without that company’s knowledge, to induce the recipient to act or forbear to act in relation to that company’s affairs or paying or offering to pay a secret bribe or commission to or conferring a secret benefit on one of our employees to induce that employee to act or forebear to act in relation to our affairs.

No officer, director, contractor or employee, regardless of position, will offer or give (directly or indirectly) any bribe, kickback or improper payment or consideration for assistance or influence concerning any transaction affecting Oculus VisionTech Inc. We do not condone any form of bribery, including facilitation payments or other types of bribery, gifts and benefits outside these guidelines, kickbacks, and extortion, either directly or indirectly through an agent or third party. Local customs do not provide an exception to this requirement.

In addition, no officer, director, contractor or employee, regardless of position, will ask for or accept (directly or indirectly) any bribe, kickback or improper payment or consideration from a customer, supplier, government official or employee or from any other person in consideration of assistance or influence concerning any transaction affecting Oculus VisionTech Inc. Anyone receiving an offer of such bribe, kickback or improper payment or consideration designed to influence a business transaction

Both the giving and receiving of modest and nominal gifts or entertainment as a part of normal business courtesy and hospitality are not prohibited. However, the use of expense accounts to deviate from any policy described herein is strictly forbidden. Cash gifts or gifts worth more than nominal value must not be accepted.

In addition, applicable anti-bribery laws, including the US Foreign Corrupt Practices Act, prohibit giving or offering to give money, advantages or benefits of any kind to a domestic or foreign public official in order to gain a business advantage. A public official is a person holding one of the following types of jobs:

●	any employee, official or agent of any governmental or regulatory agency, authority or instrumentality;

●	any person who holds a legislative, administrative or judicial position with any governmental or regulatory agency, authority or instrumentality;

●	any employee of a wholly or partially state owned or controlled corporation or enterprise; or

●	any employee, official or agent of a public international organization.

If circumstances arise that may be considered bribery, please contact your immediate manager, the Company Ethics Officer, or the Chair of the Audit Committee.

Conflicts of Interest and Corporate Opportunities

Our directors, officers and employees should not be involved in any activity that creates or gives the appearance of a conflict of interest between their personal interests and the interests of the Company. In particular, unless specific permission has been provided by the Company Ethics Officer or the Chair of the Audit Committee, no employee, director or officer shall:

●	be a consultant to, or a director, officer or employee of, or otherwise operate, an outside business that:

competes with the Company;

supplies products or services to the Company (other than professional services such as legal, accounting, geological or financial advisory services); or

purchases products or services from the Company;

●	have any financial interest, including significant stock ownership, in any entity with which we do business that might create or give the appearance of a conflict of interest;

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seek or accept any personal loan or services from any entity with which we do business, except from financial institutions or service providers offering similar loans or services to third parties under similar terms in the ordinary course of their respective businesses;

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be a consultant to, or a director, officer or employee of, or otherwise operate an outside business if the demands of the outside business would interfere with the director’s, officer’s or employee’s responsibilities to us (if in doubt, consult your supervisor, the Company Ethics Officer or the Chair of our Audit Committee);

●	accept any personal loan or guarantee of obligations from the Company, except to the extent such arrangements are legally permissible; or

●	conduct business on behalf of the Company with immediate family members, which include spouses, children, parents, siblings and persons sharing the same home whether or not legal relatives;

provided, however, that only the Chair of the Audit Committee (or the Board of Directors as a whole, if the potential conflict involves the Chair of the Audit Committee) shall have the authority to grant such permission to a director or officer.

Directors, officers, and employees must notify the Company Ethics Officer or the Chair of the Audit Committee of the existence of any actual or potential conflict of interest.

Confidentiality and Corporate Assets

Our directors, officers and employees are entrusted with our confidential information and with the confidential information of our business partners. This information may include (1) technical or scientific information about current and future projects, (2) business or marketing plans or projections, (3) earnings and other internal financial data, (4) personnel information, (5) supply and customer lists and (6) other non-public information that, if disclosed, might be of use to our competitors, or harmful to our business partners. This information is our property, or the property of our business partners, and in many cases was developed at great expense. Our directors, officers and employees shall:

●	not discuss confidential information with or in the presence of any unauthorized persons, including family members and friends;
●	use confidential information only for our legitimate business purposes and not for personal gain;
●	not disclose confidential information to third parties; and

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not use Company property or resources for any personal benefit or the personal benefit of anyone else. The property of the Company includes the Company internet, email, and voicemail services, which should be used only for business related activities, and which the Company may monitor at any time without notice.

II.	We Provide Full, Fair, Accurate, Timely and Understandable Disclosure

We are committed to providing our shareholders and investors with full, fair, accurate, timely and understandable disclosure in the reports that we file with the United States Securities and Exchange Commission and with the Canadian provincial securities regulators. To this end, our directors, officers and employees shall:

●	not make false or misleading entries in our books and records for any reason;

●	not condone any undisclosed or unrecorded bank accounts or assets established for any purpose;

●	comply with generally accepted accounting principles at all times;

●	notify our Chief Financial Officer if there is an unreported transaction;

●	maintain a system of internal accounting controls that will provide reasonable assurances to management that all transactions are properly recorded;

●	maintain books and records that accurately and fairly reflect our transactions;

●	prohibit the establishment of any undisclosed or unrecorded funds or assets;

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maintain a system of internal controls that will provide reasonable assurances to our management that material information about the Company is made known to management, particularly during the periods in which our periodic reports are being prepared;

●	present information in a clear and orderly manner and avoid the use of unnecessary legal and financial language in our periodic reports; and

●	not communicate to the public any non-public information unless expressly authorized to do so.

Directors, officers and employees must also read and comply with any Disclosure Controls and Procedures Policy adopted by the Company.

III.	We Comply With all Laws, Rules and Regulations

We will comply with all laws and governmental regulations that are applicable to our activities, and expect all our directors, officers and employees to obey the law. Specifically, we are committed to:

●	maintaining a safe and healthy work environment;

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promoting a workplace that is free from discrimination or harassment based on race, colour, religion, sex, age, national origin, disability or other factors that are unrelated to the Company’s business interests;

●	supporting fair competition and laws prohibiting restraints of trade and other unfair trade practices;

●	conducting our activities in full compliance with all applicable environmental laws;

●	keeping the political activities of our directors, officers and employees separate from our business;

●	prohibiting any illegal payments, gifts, or gratuities to any government officials or political party;

●	prohibiting the unauthorized use, reproduction, or distribution of any third party’s trade secrets, copyrighted information or confidential information; and

●	complying with all applicable securities laws.

Our directors, officers and employees are prohibited from trading our securities while in possession of material, non-public (“inside”) information about the Company.

REPORTING AND EFFECT OF VIOLATIONS

Compliance with this code of conduct is, first and foremost, the individual responsibility of every director, officer and employee. We attempt to foster a work environment in which ethical issues and concerns may be raised and discussed with supervisors or with others without the fear of retribution. It is our responsibility to provide a system of reporting and access when you wish to report a suspected violation, or to seek counselling, and the normal chain of command cannot, for whatever reason, be used.

Administration

Our Board of Directors and Audit Committee have established the standards of business conduct contained in this Code and oversee compliance with this Code. Additionally, we have appointed the Company’s Chief Financial Officer to serve as the Company Ethics Officer to ensure adherence to the Code. While serving in this capacity, the Company Ethics Officer reports directly to the Board of Directors.

Training on this Code will be included in the orientation of new employees and provided to existing directors, officers, and employees on an on-going basis. To ensure familiarity with the Code, directors, officers, and employees will be asked to read the Code and sign a Compliance Certificate annually.

Reporting Violations and Questions

Directors, officers, and employees must report, in person or in writing, any known or suspected violations of laws, governmental regulations or this Code to either the Company Ethics Officer or the Chair of the Audit Committee of our Board of Directors pursuant to the procedures and contact information set forth in the Company’s Policy for Receipt of Complaints and Whistleblower Protection. Additionally, directors, officers, and employees may contact the Company Ethics Officer or the Chair of the Audit Committee with a question or concern about this Code or a business practice. Any questions or violation reports will be addressed immediately and seriously, and can be made anonymously. We will not allow any retaliation against a director, officer or employee who acts in good faith in reporting any violation.

Our Company Ethics Officer will investigate any reported violations and will determine an appropriate response, including corrective action and preventative measures, involving the Chair of the Audit Committee or Chief Executive Officer when required. All reports will be treated confidentially to every extent possible.

Consequences of a Violation.

Directors, officers and employees that violate any laws, governmental regulations or this Code will face appropriate, case specific disciplinary action, which may include demotion or immediate discharge.

CODE OF BUSINESS CONDUCT AND ETHICS

I have read and understand the Oculus VisionTech Inc. Code of Business Conduct and Ethics (the “Code”). I will adhere in all respects to the ethical standards described in the Code. I further confirm my understanding that any violation of the Code will subject me to appropriate disciplinary action, which may include demotion or discharge.

I certify to Oculus VisionTech Inc. that I am not in violation of the Code, unless I have noted such violation in a signed Statement of Exceptions attached to this Compliance Certificate.

Check one of the following:

☐	A Statement of Exceptions is attached.

☐	No Statement of Exceptions is attached.	Initials

COMPLIANCE CERTIFICATE

This is to acknowledge that I have formally received and reviewed the Code of Conduct and Ethics for Oculus VisionTech Inc. I agree to comply with the standards referenced in the Code and all related policies and procedures. I acknowledge that the Code is a statement of principles for individual and business conduct and does not constitute an employment contract. I further acknowledge that it is my responsibility to understand and follow compliance standards and to adhere to the ethical principles outlined in the Code of Conduct.

Acknowledged By:

Signature:                                                                                                                            Title/Position:

Printed Name:

Acknowledgement Date:

Oculus VisionTech Inc. Certification of Acknowledgement:

Certified By:                                                                                                                       Title/Position:

Printed Name:

Certification Date: